Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On December 1, 2014, certain affiliates of Beasley Broadcast Group, Inc. (the “Company”) and CBS Radio Stations, Inc. (“CBS Radio”) completed an exchange of all of the assets used or useful in the operation of the radio stations WRDW-FM and WXTU-FM in Philadelphia, Pennsylvania and WKIS-FM, WPOW-FM and WQAM-AM in Miami, Florida previously owned and operated by the Company for all of the assets used or useful in the operation of the radio stations WIP-AM in Philadelphia, WHFS-AM, WHFS-FM, WLLD-FM, WQYK-FM, WRBQ-FM and WYUU-FM in Tampa, Florida and WBAV-FM, WBCN-AM, WFNZ-AM, WKQC-FM, WNKS-FM, WPEG-FM and WSOC-FM in Charlotte, North Carolina (the “Assets Acquired”) previously owned and operated by CBS Radio pursuant to the Asset Exchange Agreement (the “Agreement”).

Unaudited Pro Forma Condensed Consolidated Financial Statements

The unaudited pro forma condensed consolidated financial statements being presented under Item 9.01(a) are Special Purpose Statements of Direct Revenues and Expenses and Special Purpose Statements of Assets Acquired, which are in abbreviated format and are presented in lieu of the financial information otherwise required by Rule 8-04 of Regulation S-X, as a result of a letter from the Securities and Exchange Commission, dated November 21, 2014, stating no objections to provision of the above described abbreviated financial statements, as more specifically outlined in this letter. Note 2 to the financial statements attached hereto as Exhibit 99.1 provides further information regarding the reasons for which abbreviated financial statements are presented and how the financial statements are not necessarily indicative of the results of the Assets Acquired in the future.

The unaudited pro forma condensed consolidated financial statements reflect the disposition of the assets used or useful in the operation of the radio stations WRDW-FM and WXTU-FM in Philadelphia, Pennsylvania and WKIS-FM, WPOW-FM and WQAM-AM in Miami, Florida previously owned and operated by the Company and the acquisition of the assets used or useful in the operation of the radio stations WIP-AM in Philadelphia, WHFS-AM, WHFS-FM, WLLD-FM, WQYK-FM, WRBQ-FM and WYUU-FM in Tampa, Florida and WBAV-FM, WBCN-AM, WFNZ-AM, WKQC-FM, WNKS-FM, WPEG-FM and WSOC-FM in Charlotte, North Carolina previously owned and operated by CBS Radio.

The unaudited pro forma condensed consolidated financial statements have been prepared based on estimates and assumptions, which management believes are reasonable. The unaudited pro forma condensed consolidated balance sheet assumes that the dispositions and acquisitions occurred on September 30, 2014. The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2014 assumes that the dispositions and acquisitions occurred on January 1, 2014. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2013 assumes that the dispositions and acquisitions occurred on January 1, 2013.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the consolidated financial statements of the Company included in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2014 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of what would have occurred had the dispositions and acquisitions been completed on the above dates or of results that may occur in the future.

Pro Forma Adjustments

Balance Sheet as of September 30, 2014

(a)	Represents the elimination of certain prepaid expenses in Miami and Philadelphia as a result of the asset exchange.

(b)	Represents the preliminary purchase price allocation for the assets acquired from CBS Radio in Philadelphia, Tampa, and Charlotte.

(c)	Represents the elimination of the assets held for sale in Miami and Philadelphia which consisted of property and equipment of $3.3 million, FCC broadcasting licenses of $77.2 million, and goodwill of $6.6 million.

(d)	Represents the elimination of certain current liabilities in Miami and Philadelphia as a result of the asset exchange.

(e)	Represents the increase in deferred tax liabilities as a result of the asset exchange.

(f)	Represents the estimated gain on exchange of radio stations, net of income taxes.

Statements of Operations for the Nine Months ended September 30, 2014

(a)	The Company reported the results of operations from the dispositions in Miami and Philadelphia as discontinued operations in the Quarterly Report on Form 10-Q for the nine months ended September 30, 2014. Therefore, no adjustments were required for the dispositions in Miami and Philadelphia.

(b)	Represents the results of operations from the acquisitions from CBS Radio in Philadelphia, Tampa, and Charlotte for the nine months ended September 30, 2014.

(c)	Represents an estimate of depreciation expense on the assets acquired from CBS Radio in Philadelphia, Tampa, and Charlotte for the nine months ended September 30, 2014.

(d)	The Company did not incur any new indebtedness or extinguish any existing indebtedness as a result of the transaction. Therefore, no interest adjustment was required as a result of the dispositions in Miami and Philadelphia or the acquisitions from CBS Radio in Philadelphia, Tampa, and Charlotte.

(e)	Tax expense was estimated using a blended effective rate of 39.16% for the nine months ended September 30, 2014.

Statements of Operations for the Year ended December 31, 2013

(a)	Represents the results of operations from the dispositions in Miami and Philadelphia for the year ended December 31, 2013.

(b)	Represents the results of operations from the acquisitions from CBS Radio in Philadelphia, Tampa, and Charlotte for the year ended December 31, 2013.

(c)	Represents an estimate of depreciation expense on the assets acquired from CBS Radio in Philadelphia, Tampa, and Charlotte for the year ended December 31, 2013.

(d)	The Company did not incur any new indebtedness or extinguish any existing indebtedness as a result of the transaction. Therefore, no interest adjustment was required as a result of the dispositions in Miami and Philadelphia or the acquisitions from CBS Radio in Philadelphia, Tampa, and Charlotte.

(e)	Tax expense was estimated using a blended effective rate of 38.36% for the year ended December 31, 2013.

BEASLEY BROADCAST GROUP, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2014

	Reported	Exchange		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$13,221,201	$—		$13,221,201
Accounts receivable, less allowance for doubtful accounts of $420,915	16,363,114	—		16,363,114
Prepaid expenses	2,600,658	(282,536	) (a)	2,318,122
Deferred tax assets	252,294	—		252,294
Other current assets	2,339,692	—		2,339,692

Total current assets	34,776,959	(282,536)		34,494,423
Notes receivable from related parties	1,840,064	—		1,840,064
Property and equipment, net	17,896,147	10,517,045	(b)	28,413,192
FCC broadcasting licenses	109,116,730	125,211,600	(b)	234,328,330
Goodwill	7,062,310	1,795,206	(b)	8,857,516
Other intangibles, net	—	1,507,512	(b)	1,507,512
Assets held for sale	86,989,604	(86,989,604	) (c)	—
Other assets	6,034,429	—		6,034,429

Total assets	$263,716,243	$51,759,223		$315,475,466

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$3,112,500	$—		$3,112,500
Accounts payable	1,118,205	—		1,118,205
Other current liabilities	8,454,678	(1,579,114	) (d)	6,875,564

Total current liabilities	12,685,383	(1,579,114)		11,106,269
Long-term debt, net of current portion	95,859,375	—		95,859,375
Deferred tax liabilities	56,840,129	19,699,486	(e)	76,539,615
Other long-term liabilities	779,770	—		779,770

Total liabilities	166,164,657	18,120,372		184,285,029
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 10,000,000 shares authorized; none issued	—	—		—
Class A common stock, $0.001 par value; 150,000,000 shares authorized; 9,280,121 issued and 6,449,217 outstanding	9,280	—		9,280
Class B common stock, $0.001 par value; 75,000,000 shares authorized; 16,662,743 issued and outstanding	16,662	—		16,662
Additional paid-in capital	118,345,243	—		118,345,243
Treasury stock, Class A common stock; 2,830,904 shares	(15,107,464)	—		(15,107,464)
Retained earnings (accumulated deficit)	(5,742,287)	33,638,851	(f)	27,896,564
Accumulated other comprehensive income	30,152	—		30,152

Total stockholders’ equity	97,551,586	33,638,851		131,190,437

Total liabilities and stockholders’ equity	$263,716,243	$51,759,223		$315,475,466

BEASLEY BROADCAST GROUP, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2014

	Reported (a)	Acquisitions		Pro Forma
Net revenue	$40,143,834	$43,171,000	(b)	$83,314,834

Operating expenses:
Station operating expenses (including stock-based compensation of $175,558 and excluding depreciation and amortization shown separately below)	28,089,890	31,369,000	(b)	59,458,890
Corporate general and administrative expenses (including stock-based compensation of $919,047)	6,812,207	—		6,812,207
Depreciation and amortization	1,436,537	516,000	(c)	1,952,537

Total operating expenses	36,338,634	31,885,000		68,223,634

Operating income	3,805,200	11,286,000		15,091,200
Non-operating income (expense):
Interest expense	(3,404,616)	—	(d)	(3,404,616)
Loss on extinguishment of long-term debt	(30,569)	—		(30,569)
Other income (expense), net	302,081	—		302,081

Income from continuing operations before income taxes	672,096	11,286,000		11,958,096
Income tax expense	834,353	4,420,000	(e)	5,254,353

Income (loss) from continuing operations	(162,257)	6,866,000		6,703,743

Net income (loss) per share:
Basic	$(0.01)			$0.29
Diluted	$(0.01)			$0.29
Weighted average shares outstanding:
Basic	22,807,413			22,807,413
Diluted	22,908,208			22,908,208

BEASLEY BROADCAST GROUP, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013

	Reported	Dispositions		Acquisitions		Pro Forma
Net revenue	$104,905,720	$(48,807,760	) (a)	$58,295,000	(b)	$114,392,960

Operating expenses:
Station operating expenses (including stock-based compensation of $21,371 and excluding depreciation and amortization shown separately below)	67,044,139	(29,790,863	) (a)	43,488,000	(b)	80,741,276
Corporate general and administrative expenses (including stock-based compensation of $671,724)	8,624,395	—		—		8,624,395
Other operating expenses	185,916	—		—		185,916
Depreciation and amortization	2,220,641	(564,626	) (a)	688,000	(c)	2,344,015

Total operating expenses	78,075,091	(30,355,489)		44,176,000		91,895,602

Operating income	26,830,629	(18,452,271)		14,119,000		22,497,358
Non-operating income (expense):
Interest expense	(7,081,801)	—		—	(d)	(7,081,801)
Loss on extinguishment of long-term debt	(1,260,784)	—		—		(1,260,784)
Other income (expense), net	89,758	(9,314	) (a)	—		80,444

Income from continuing operations before income taxes	18,577,802	(18,461,585)		14,119,000		14,235,217
Income tax expense	7,031,539	(7,081,864	) (e)	5,416,000	(e)	5,365,675

Income from continuing operations	11,546,263	(11,379,721)		8,703,000		8,869,542

Net income per share:
Basic	$0.51					$0.39
Diluted	$0.51					$0.39
Weighted average shares outstanding:
Basic	22,735,774					22,735,774
Diluted	22,838,209					22,838,209